Exhibit 31.2

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) UNDER THE
SECURITIES EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Kristie Wagner, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Entasis Therapeutics Holdings Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: May 2, 2022

By:	/s/ Kristie Wagner
Kristie Wagner Vice President Corporate Controller (Principal Financial and Accounting Officer)